                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            CASH TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of the Corporation as Specified in Charter)


--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box)

[X]  No Fee Required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


     (1) Title of each class of securities to which transaction applies:
         N/A
     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
         N/A
     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         N/A
     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
         N/A
     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------

     (2) Form schedule or registration number:

     -------------------------------------------------------------------------

     (3) Filing party:

     -------------------------------------------------------------------------

     (4) Date filed:

     -------------------------------------------------------------------------

                            CASH TECHNOLOGIES, INC.
                             1434 West 11th Street
                         Los Angeles, California 90015
                             --------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on June 21, 1999
                             --------------------

To the Shareholders of
 CASH TECHNOLOGIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CASH TECHNOLOGIES, INC. (the "Corporation" or "Company") will be held at The Radisson Hotel, 3540 South Figueroa Street, Los Angeles, California 90007 on Monday, June 21, 1999 at 10:30 a.m., Los Angeles time, for the following purposes:

     1. To elect six Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified;

     2. To consider and act upon a proposal to amend the 1996 Stock Option Plan (the "1996 Plan") to increase by 200,000 shares of Common Stock the number of shares of Common Stock reserved for issuance under the 1996 Plan;

     3. To consider and act upon the adoption of the Non-Executive Director Stock Option Plan (the "Director Plan") in the form of Exhibit A annexed hereto; and

     to transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on May 12, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                         By Order of the Board of Directors

                                         Robert M. Gielow, Secretary
Dated: May 14, 1999

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            CASH TECHNOLOGIES, INC.
                             1434 West 11th Street
                         Los Angeles, California 90015
                              --------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 21, 1999

                              --------------------

     This proxy statement and the accompanying form of proxy have been mailed on or about May 14, 1999 to the holders of the Common Stock of record ("Record Date") on May 12, 1999 of CASH TECHNOLOGIES, INC., a Delaware corporation (the "Corporation" or "Company") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held on Monday, June 21, 1999 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     The close of business on May 12, 1999 has been fixed as the Record Date for the determination of the Common Stock shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, there were 3,488,665 shares of Common Stock issued and outstanding. Voting of the shares of Common Stock is on a non-cumulative basis. Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted as follows:
FOR the election of the six persons nominated by the Board of Directors as Directors; FOR the proposal to amend the 1996 Stock Option Plan (the "Employee Plan") to increase by 200,000 shares of Common Stock the number of shares of Common Stock reserved for issuance under the 1996 Plan; and FOR the adoption of the Non-Executive Director Stock Option Plan (the "Director Plan") in the form of Exhibit A annexed hereto.

     Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting, in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Directors shall be elected by an affirmative vote of a plurality of the votes cast at the meeting. A majority of the shares present and voting at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. A shareholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting for quorum purposes, and is in effect a negative vote. Broker non-votes will counted in the determination of a quorum, but will not be included in the calculation of the vote for election of directors or any other matter. A shareholder voting through a proxy who abstains with respect to approval of any other matter duly presented at the Annual Meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote.

     The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Annual Report to Shareholders for the fiscal year ended May 31, 1998, including financial statements, accompanies this proxy statement.

     The principal executive offices of the Corporation are located at 1434 West 11th Street, Los Angeles, California 90015; the Corporation's telephone number is (213) 745-2000.

Independent Public Accountants

     The Board of Directors of the Corporation has selected BDO Seidman, LP, Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending May 31, 1999. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by BDO Seidman, LP, consists of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of BDO Seidman, LP, are expected to be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the meeting are the Corporation's common stock, par value $.01 per share (the "Common Stock"). The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on May 12, 1999 has been fixed as the Record Date for the determination of the Common Stock shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, there were 3,488,665 shares of Common Stock issued and outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

     The following table sets forth certain information as of March 12, 1999, with respect to each Director, each nominee for Director, all Directors and Officers as a group and the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Corporation to be the beneficial owner of more than five percent of any class of the Corporation's Common Stock, the sole class of voting securities.


Name and Address of                        Amount and Nature    Percentage of Shares
Beneficial Owners (1) (2)                 of Beneficial Owner    Beneficially Owned
Bruce Korman (3)                                      996,657             27%

Richard Miller (4)                                    716,657           24.8%

Robert B. Fagenson (5)                                 30,000              *

Vincent A. Carrino (5)                                 30,000              *

Edward G. Harshfield (5)                               30,000              *

Robin Richards (5)                                     30,000              *

Robert M. Gielow (6)                                   50,000            1.4%

Christine Dobbings (7)                                 50,000            1.4%

All directors and executive officers                1,933,314          49.45%
 as a group (8 persons)
 (1)(2)(3)(4)(5)(6)(7)

*Denotes less than 1%.
------------------------------------------
footnotes appear on next page

(1) Unless otherwise indicated, the address for each named individual or group is in care of Cash Technologies, Inc., 1434 West 11th Street, Los Angeles, California 90015.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from May 12, 1999 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of proxy statement.

(3) Includes 516,477 shares owned by First Bancorp L.P. Mr. Korman is a limited partner of First Bancorp L.P. and the President of the general partner of First Bancorp L.P. Also includes (i) 280,000 shares of Common Stock issued to investors in October 1996 who have granted Mr. Korman a three-year right to vote such shares which expires in October 1999, and (ii) 200,180 shares subject to outstanding exercisable and unexercisable options.

(4) Includes 516,477 shares owned by Lakeview Enterprises, Ltd. Mr. Miller is a limited partner of Lakeview Enterprises, Ltd. and the President of the general partner of Lakeview Enterprises, Ltd. Also includes 200,180 shares subject to outstanding exercisable and unexercisable options.

(5) Messrs. Fagenson, Harshfield and Carrino were elected to the Board of Directors on August 4, 1998. Mr. Richards was appointed to the Board of Directors effective March 16, 1999. The Board of Directors has determined to submit for stockholder approval a proposal to adopt a Non-Executive Director Plan pursuant to which each non-employee director of the Company will be granted 30,000 options to purchase Common Stock of the Company, which options will vest in 1/3 increments commencing on the date of the grant. The date of the grant is the date that such Director is elected to the Board of Directors. See Proposal
II. Does not include any shares of Common Stock or other securities owned by Starr Securities, Inc. of which Mr. Fagenson is an officer and director.

(6) Includes five-year options to purchase an aggregate of $50,000 shares exercisable at $8.56 per share. The options vest in increments of 1/3 per year commencing January 2000.

(7) Includes five-year options to purchase an aggregate of 50,000 shares exercisable at prices between $3.50 and $7.00 per share. The options vest in increments of 1/3 commencing July, 1998.

Certain Reports

     No person who, during the fiscal year ended May 31, 1998, was a Director, officer of beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act"), (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year. The Corporation was not subject to the reporting requirements under the Act prior to its initial public offering in July, 1998

                             ELECTION OF DIRECTORS

     A board of six directors is proposed to be elected at the Annual Meeting of Stockholders to hold office for a term of one year and until their respective successors shall have been duly elected and qualified. The affirmative vote of a plurality of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class at the Annual Meeting of stockholders is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. No family relationship exists between any nominee for election as a director.

     The following table sets forth certain information as of May 12, 1999 with respect to the six nominees for election as directors of the Company, all of whom are incumbents.


Name                      Age   Position
----                      ---   --------
Bruce Korman               39   President, Chief Executive Officer and
                                Chairman of the Board

Richard Miller             46   Director and Assistant Secretary

Robin Richards             43   Director

Robert B. Fagenson         50   Director

Vincent A. Carrino         43   Director

Edward G. Harshfield       62   Director


     Bruce Korman has been President, Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception, and has served in the same capacities at National Cash Processors, Inc. ("NCP") and CoinBank Automated Systems, Inc. ("CAS"), the Company's wholly-owned subsidiaries, since their respective inceptions. Since 1984, Mr. Korman has been a principal and general partner in a series of real estate limited partnerships engaged in the development, construction and management of multi-family housing projects in Southern California.

     Richard Miller was Vice President, Secretary, Chief Financial Officer and a Director of the Company since its inception and has served in the same capacities at NCP and as Chief Financial Officer, Secretary and Director at CAS since their respective inceptions. Effective January 11, 1999, Mr. Miller resigned as a Vice President and chief Financial Officer of the Company and it subsidiaries. Since 1985, Mr. Miller has served as President and Chief Executive Officer of Union Fidelity, a mortgage banking firm which he founded. Mr. Miller is also the President of Lakeview Enterprises, Ltd., a private real estate limited partnership.

     Robin Richards was appointed to the Company's Board of Directors in March, 1999. Mr. Richards serves as the President and Chief Operating Officer of MP3.Com, a internet music company, positoins he has held since January 1999. Prior to joining MP3.Com, Mr. Richards was a President and and Chief Executive Officer at Lexi International, a teleservices company from October 1985. Mr. Richards also serves on the Board of Directors of Tickets.Com, Inc. and is the President of The Chase Foundation.

     Robert B. Fagenson has been a director since August 4, 1998. Mr. Fagenson has, for more than the last five years, been a director and President of Fagenson & Co., Inc., a New York Stock Exchange ("NYSE") specialist firm, and a Vice President and director of Starr Securities, Inc. a registered broker-dealer
and member of the NYSE.   Mr. Fagenson is also a director and Vice Chairman of
the NYSE; a director of Rent-Way, Inc., a company listed on the NYSE; a director of Intrenet, Inc., a company listed on the Nasdaq SmallCap Market; and a director of Hudson Hotel Corporation, a company listed on the Nasdaq National Market. Mr. Fagenson serves as the representative of Starr Securities, Inc., the co-underwriter in the Company's initial public offering.

     Edward Harshfield has been a director of the Company since August 4, 1998. Mr. Harshfield is currently Chairman, Chief Executive Officer and Director of MFN Financial Corporation, a specialty finance company. Mr. Harshfield was Vice Chairman and Director of California Federal Bank from 1997 to 1998 and President Chief Executive Officer and Director from 1993 until 1997, when the bank was acquired by its current management. From October 1992 to March 1993, Mr. Harshfield served as Chief Executive Officer and Director of First City Texas National Bank and directed its restructure and sale. Mr. Harshfield was President, Chief Executive Office of Household Financial Services from 1984 to 1987, and from 1988 to 1955 Chairman, Chief Executive Officer and General Partner of U.S. Thrift Opportunity Partners, a Merrill Lynch sponsored partnership investing in undercapitalized thrift institutions. Prior to Household, Mr. Harshfield held management positions at Ford Motor Credit, Pepsico and Citicorp/Citibank. He also currently serves as Chairman, Financial Pacific Corp.; Director, California Federal Bank; and Advisory Board Member, Provender Capital Group and Argonaut Private Equity Management, LLC.

     Vincent A. Carrino has been a director of the Company since August 4, 1998. Mr. Carrino founded Brookhaven Capital Management, Inc., an investment management company headquartered in Menlo Park, California in 1986 and has been its President since such time. Mr. Carino serves as a director of Rent Way, Inc., a company listed on the NYSE.

     Pursuant to the terms of the Underwriting Agreement between the Company and Starr Securities, Inc, and Gunn Allen Financial Corp., the underwriters in its initial public offering, the underwriters may appoint a designee as either a member of the Board of Directors or as an advisor to attend all Board Meetings. Mr. Fagenson serves as the nominee of the underwriters.

Compensation of Directors, Committees of the Board and Board Meetings.

     During the fiscal year ended May 31, 1998 the Company did not pay any consideration to Mr. Korman or Mr. Miller for their services as members of the Board. Mr. Korman and Mr. Miller were the only members of the Board of Directors until August 4, 1998 when Messrs. Fagenson, Carrino and Harshfield were appointed to the Board. Mr. Richard was appointed to the Board of Directors on March 16, 1999. Prior to August 4, 1998 the Board of Directors had no committees.

     Directors do not receive cash compensation for serving on the Board of Directors. The Corporation reimburses Directors who are not employees of the Corporation the costs of attending meetings of the Board of Directors.
Directors employed by the Corporation are not entitled to any additional compensation as such. All non-employee directors are eligible to participate in the Non-Executive Director Stock Option Plan which is being submitted for shareholder approval as Proposal II. Under the Non-Executive Director Plan each non-employee director would receive 30,000 options upon joining the Board of Directors. The options would vest as follows: 10,000 options vest upon the date of joining the Board; 10,000 options vest on the first anniversary date; and 10,000 options vest on the director's second anniversary date. There are no annual grants of options to directors under the Non-Executive Director Plan.

     The Board of Directors has established two committees. The Audit Committee is comprised of Robin Richards, Vincent Carrino and Richard Miller. Mr. Richards serves as the Chairman of the Audit Committee. All of the members of the Audit Committee are independent directors of the Company. The audit committees' duties include: (i) reviewing with the Company's independent auditors, the scope and results of any audits; and (ii) reviewing with the independent auditors and management, the Company's accounting, financial and operating controls and staff.

     In addition, the Board of Directors has established a Compensation Committee comprised of Messrs. Richards, Harshfield and Fagenson. Mr. Harshfield serves as Chairman of the Compensation Committee. All of the members of the Compensation Committee are independent directors of the Company. The Compensation Committee will administer the Company's Employee Stock Option Plan and negotiate and approve employment agreements between the Company and executive officers of the Company.

       It is anticipated that the Board of Directors will meet on a quarterly basis in addition to such other occasions as the business of the Corporation may from time to time require. During the fiscal year ended May 31, 1998, meetings of the Board of Directors were held on 4 occasions and the directors took action by unanimous written consent in lieu of a meeting on 3 occasions. Prior to August 1998, Mr. Korman and Mr. Miller were the only directors of the Corporation and there were no committees. Each Director of the Corporation attended all meetings of the Board of Directors held during the period in which he served.

Vote Required for the Election of Directors

     The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting is required for the approval of the nominees for Directors.

     THE BOARD OF DIRECTORS DEEMS THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

     The following table sets forth certain compensation paid by the Company during the fiscal years ended May 31, 1998, May 31, 1997 and May 31, 1996 to its President and Chief Executive Officer (the "Named Executive"). No officer of the Company received compensation in excess of $100,000 for the fiscal year ended May 31, 1998.

Summary Compensation Table



                                                           Long Term
                                                           ---------
                                                         Compensation
                                                         ------------
                                                          Securities
                                                          ----------      All Other
Name and Principal Position               Annual          Underlying      ---------
---------------------------               ------          ----------     Compensation
                                       Compensation       Options (#)        (3)
                                       ------------       -----------        ---
                                     Year     Salary
                                     ----     ------
Bruce Korman                         1998   $     0(1)             --        $     0

  President and Chief Executive      1997   $     0(1)         85,000        $     0
  Officer

                                     1996   $60,000(2)             --        $11,023


(1) Mr. Korman waived his salary for the fiscal years ended May 31, 1997 and May 31, 1998.
(2) Of such amount, approximately $10,520 has been paid to Mr. Korman and the balance is accrued but unpaid as of the date of this Proxy Statement.
(3)  Consists of certain living expenses for Mr. Korman.

     The following table discloses information concerning stock options granted in the year ended May 31, 1998 to Mr. Korman, the Named Executive.

Option Grants in Fiscal Year Ended May 31, 1998


                                                     Individual Grants
                                                     -----------------


                                         Percent of Total
                                         ----------------
                 Number of Securities    Options Granted    Exercise
                 --------------------    ---------------    --------   Expiration
                  Underlying Options     to Employees in     Price     ----------
                  ------------------     ---------------     -----       Date
Name                  Granted (1)        Fiscal Year (%)     ($/Sh)      ----
----                  -----------        ----------------    ------
Bruce Korman             85,000               29.7            $3.50    12/31/01

--------------------

(1) All of such options were exercisable in full from the date of grant.

     The following table sets forth information concerning the number of options owned by the Named Executive and the value of any in-the-money unexercised stock options as of May 31, 1998. No options were exercised by the Named Executive during the fiscal year ended May 31, 1998:

Aggregated Option Exercises And Fiscal Year-End Option Values


                           Number of
                          Securities                     Value of
                          Underlying                    Unexercised
                          Unexercised                  In-the-Money
                          Options at                    Options at
                         May 31, 1998                 May 31, 1998(1)
     Name         Exercisable   Unexercisable   Exercisable   Unexercisable
Bruce Korman         85,000         -0-            $-0-           $-0-

(1) Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year-end market value of the Common Stock. An Option is "in-the-money" if the fiscal year end fair market value of the Common Stock exceeds the option exercise price. The Company's Common Stock was not publicly traded as of the end of the fiscal year on May 31, 1998. The Company's initial public offering was not consummated until July 1998.

Employment Agreements

     The Company has entered into a three (3) year employment agreement with Mr. Korman effective July 1998 which provides for an initial annual base salary of $120,000, base salaries of $150,000 and $180,000 in the second and third years, respectively, and payment of such bonuses as the Board of Directors determines. Any such bonus will be voted on by the entire Board, including Mr. Korman, unless Mr. Korman or another director chooses to abstain from voting on the matter. The agreement will include Mr. Korman's covenant not to compete with the Company's business during the term of the Agreement and for a period of one year thereafter. The agreement will require Mr. Korman to devote not less than 40 hours per week of his business time to the business of the Company. Mr. Korman also participates in other business endeavors which require a portion of his business time. Although Mr. Korman has advised the Company that his participation in outside business matters should not interfere with his performance of his duties as President and Chief Executive Officer of the Company, there can be no assurance that a conflict of interest will not arise with respect to the allocation of Mr. Korman's time or that such conflict would be resolved in the Company's favor. The loss of the services of Mr. Korman could have a material adverse effect on the Company's business and prospects.

     Effective January 11, 1999, the Company entered into a three year employment agreement with Robert M. Gielow, pursuant to which the Company retained Mr. Gielow as its Chief Financial Officer and Secretary. The agreement provides for an initial annual base salary of $175,000 with annual increases and bonuses as may be determined by the Board of Directors. Mr. Gielow also received options to purchase 50,000 shares of Common Stock with an exercise price of $8.56 per share, which options vest in one-third increments commencing on the January 2000. The agreement further provides that Mr. Gielow may receive a severance payment of $150,000 under certain circumstances, including termination without cause.

     The Company has entered into an employment agreement with Christine Dobbings effective January 1, 1998 whereby Ms. Dobbings is employed as Vice President of Marketing and Sales. The agreement terminates in January 2003. Pursuant to the employment agreement, Mrs. Dobbings receives a base salary of $8,533 per month subject to annual increases of 15% per annum. Ms. Dobbings also receives a monthly car allowance of $500 per month. In addition, Ms. Dobbings received five year Common Stock options under the Employee Stock Option Plan to purchase an aggregate of 50,000 shares with exercise prices ranging between $3.50 and $7.00 per share. The options vest over a three year period.

Employee Stock Option Plan

     In 1996, Company adopted the 1996 Employee Stock Option Plan (the "Employee Plan''). The purpose of the Employee Plan is to attract and retain qualified personnel, to provide additional incentives to employees, officers and consultants of the Company and to promote the success of the Company's business. A reserve of 575,887 shares of the Company's Common Stock had been established for issuance under the Employee Plan. The Employee Plan is currently administered by the Board of Directors. Subject to the Employee Plan, the Board has complete discretion to determine which eligible individuals are to receive option grants, the number of shares subject to each such grant, the exercise price of the option, the status of any granted option as either an incentive stock option or a non-qualified option, the vesting schedule to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

     Each option granted under the Employee Plan will have a maximum term of ten years, subject to earlier termination following the optionee's cessation of service with the Company. All options granted to date have a term of five years. The exercise price of incentive stock options and non-qualified stock options granted under the Employee Plan must be at least 100% of the fair market value of the stock subject to the option on the date of grant, respectively (or 110% with respect to incentive options granted to holders of more than 10% of the voting power of the Company's outstanding stock). Such payment may be made in cash, or at the discretion of the Board, in outstanding shares of Common Stock held by the participant, through a full recourse promissory note payable in installments over a period of years or any combination of the foregoing. The Board is submitting for Shareholder approval a proposal to increase the number of shares reserved under the 1996 Plan by 200,000 shares. See "Proposal I".

                                   PROPOSAL I
                      PROPOSED AMENDMENT OF THE 1996 PLAN

     The Board of Directors has unanimously approved, and recommends shareholder approval of, an amendment to the 1996 Plan to increase the number of shares of Common Stock under the 1996 Plan from 575,887 shares to 775,887 shares. Options issued prior to adoption of the proposed amendment will not be affected by the amendment.

     The Company has issued all of the available options under the Employee Plan and in connection with the hiring of additional employees and grants to existing employees, has committed to the grant of an additional 77,543 shares. The Corporation desires to increase the number of shares reserved for issuance under the 1996 Plan to attract and retain motivated employees. The Corporation believes that awards granted under the 1996 Plan have a positive effect on the Corporation's profits and growth potential by encouraging and assisting those persons to acquire equity in the Corporation and thereby align their long term interest with that of the Corporation. To date, the Corporation has awarded 338,531 options to executive officers in recognition of their contributions to the Corporation and another 314,012 options to persons other than executive
officers.   Approximtely 160,000 of the options granted to executives were  to compensate them for their efforts during periods when no compensation was
received and for  their agreements to forgive debt owed to them.   Frequently,
these awards are granted as bonuses for significant contributions to the Corporation's business and as an inducement for high-producing individuals to join the Corporation. The Corporation intends to continue this policy upon the approval of the proposed amendment by the shareholders of the Corporation.

     For a more complete discussion of the Employee Plan, reference is made to the section under the heading "Stock Employee Plan".

Vote Required to Approve the Amendment to the Employee Plan

     The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting is required for the approval of the proposed amendment to the Employee Plan.

     THE BOARD OF DIRECTORS DEEMS THE PROPOSED AMENDMENT TO THE EMPLOYEE PLAN TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                  PROPOSAL II
                            PROPOSED ADOPTION OF THE
                    NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

     On August 4, 1998, the Board of Directors of the Corporation adopted, subject to shareholder approval, a Non-Executive Director Stock Option Plan (the "Director Plan") which will provide each non-executive director with options to purchase 30,000 options upon joining the Board of Directors. The options would vest as follows: 10,000 options vest upon joining the Board; 10,000 options vest on the first anniversary date; and 10,000 options vest on the director's second anniversary date. There are no annual grants of options to directors under the Director Plan. The Company's Board of Directors recommends the Director Plan for shareholder approval. Only non-employee directors of the Corporation are eligible to participate in the Director Plan. The Board of Directors believes that equity-based incentive compensation plays a critical role in retaining and attracting motivated directors. Directors receive no other compensation for serving on the Board of Directors. A copy of the Director Plan is set forth as Exhibit A annexed hereto and the description of the Director Plan in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

     The Director Plan is intended to attract and retain key personnel whose performance is expected to have a positive effect on the Corporation's profits and growth potential by encouraging and assisting those persons to acquire equity in the Corporation. The Board believes that by compensating Directors with stock options the Board will have similar interests to the shareholders of the Corporation to promote growth and enhanced shareholder value.

Non-Executive Director Stock Option Plan

     In August 1998, the Board Of Directors adopted the Non-Executive Director Stock Option Plan (the "Director Plan"). The Director Plan provides for issuance of a maximum of 150,000 shares of Common Stock upon the exercise of stock options granted under the Director Plan. As of May 12, 1999, options to purchase a total of 150,000 shares of the Corporation's Common Stock have been issued under the Director Plan. Options may be granted under the Director Plan until the year 2008 to (i) non-executive directors as defined and (ii) members of any advisory board established by the Corporation who are not full time employees of the Corporation or any of its subsidiaries. The Board of Directors of the Corporation has unanimously approved, and recommends shareholder approval of, the Director Plan.

     The Director Plan provides that each non-executive director will automatically be granted an option to purchase 30,000 shares upon joining the Board of Directors. The options would vest as follows: 10,000 options vest upon joining the Board; 10,000 options vest on the first anniversary date; and 10,000 options vest on the director's second anniversary date. There are no annual grants of options to directors under the Director Plan.

     The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date of grant. Until otherwise provided in the Director Plan the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Corporation or by a combination of each. The term of each option commences on the date it is granted and, unless terminated sooner as provided in the Director Plan, expires five years from the date of grant. Options granted under the Director Plan are not qualified for incentive stock option treatment.

Vote Required to Approve the Director Plan

     The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting is required for the approval of adoption of the Director Plan.

     THE BOARD OF DIRECTORS DEEMS ADOPTION OF THE DIRECTOR PLAN TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                             FINANCIAL INFORMATION

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 1998 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT THE ACCOMPANYING EXHIBITS, HAS BEEN INCLUDED IN WITH THIS PROXY STATEMENT. EXHIBITS SHALL BE FURNISHED TO SHAREHOLDERS, IF REQUESTED, UPON PAYMENT TO THE CORPORATION OF REASONABLE EXPENSES INCLUDING PHOTOCOPYING AND MAILING EXPENSES, TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFORE SENT TO ROBERT M. GIELOW, CHIEF FINANCIAL OFFICER, CASH TECHNOLOGIES, INC., 1434 WEST 11TH STREET, LOS ANGELES, CA 90015. Each such request must set forth a good faith representation that as of May 12, 1999 the person making the request was the beneficial owner of Common Shares of the Corporation entitled to vote at the 1999 Annual Meeting of Shareholders.

                                 OTHER BUSINESS

     As of the date of this proxy statement, the foregoing is the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

     Proposals of shareholders intended to be presented at the Corporation's 2000 Annual Meeting of Shareholders must be received by the Corporation on or prior to January 31, 1999 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 2000 Annual Meeting of Shareholders.

                              By Order of the Board of Directors


                              Robert M. Gielow, Secretary


Dated:   May 14, 1999



     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                   EXHIBIT A



                            NON-EXECUTIVE DIRECTOR
                             STOCK OPTION PLAN OF
                            CASH TECHNOLOGIES, INC.

                            NON-EXECUTIVE DIRECTOR
                             STOCK OPTION PLAN OF
                            CASH TECHNOLOGIES, INC.

l.   PURPOSE

     The purpose of the Non-Executive Director Stock Option Plan (the "Director Plan") is to provide a means by which each director of CASH TECHNOLOGIES, INC. (the "Company") who is not otherwise a full time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a "Non-Executive Director") will be given an opportunity to purchase Common Stock, $.01 par value per share, of the Company ("Common Stock"). The Company, by means of the Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.   ADMINISTRATION

     (a) The Director Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee") which shall at all times consist of not less than two (2) officers or directors who are not entitled to participate in the Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

     (b) Grant of options under the Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Director Plan. A majority of the Committee's members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3.   SHARES SUBJECT TO THE PLAN

     Subject to the provisions of Section l0 hereof, the shares that may be acquired pursuant to options granted under the Director Plan ("Options") shall not exceed in the aggregate 150,000 shares of the Company's Common Stock.

     The Common Stock subject to the Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Director Plan.

4.   ELIGIBILITY

     Options shall be granted only to Non-Executive Directors serving on the Board of Directors of the Company. Non-Executive Directors are those persons who (i) are have been elected or appointed to the Company's Board of Directors in accordance with the laws of the State of Delaware or the Company's Bylaws and are not otherwise a full time employee of the Company or any subsidiary of the Company and (ii) are deemed "non-employee directors" as defined in Securities and Exchange Commission Rule 16b-3.

5.   NON-DISCRETIONARY GRANTS

          (i) Commencing on August 1, 1998, Options to purchase 30,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director upon joining the Board of Directors. The Options granted shall vest in annual one-third increments commencing on the date of grant and thereafter on each anniversary date provided that the director has been a member of the Board of Directors for the preceding 12 months.

          (ii) The exercise price of any Options granted hereunder shall equal the Fair Market Value (as defined in Subsection 6(b) below) of the Company's Common Stock on the date of grant. All Options shall terminate and no Shares may be purchased after the Expiration Date.

6.   OPTION PROVISIONS

     Each Option shall be evidenced by a written agreement ("Stock Option Agreement") and shall contain the following terms and conditions:

     (a) The term of each Option shall commence on the date it is granted and, unless sooner terminated as set forth herein, expires on the date five years from the date of grant ("Expiration Date"). The term of each Option may terminate sooner than such Expiration Date if the optionee's service as a Non-Executive Director of the Company terminates for any reason or for no reason. In the event of termination of service by a director for a reason other than death, the Option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of service as a director. If termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or twelve (l2) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Executive Director only as to that number of shares as to which it was exercisable on the date of termination of such service.

     (b) The exercise price of each option shall be one hundred percent (l00%) of the Fair Market Value of the shares subject to such option on the date such option is granted. "Fair Market Value" of a share of Common Stock shall mean
(i) if the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is on the Nasdaq SmallCap Market, the per share closing bid price of the Common Stock on the date of grant as reported by Nasdaq SmallCap (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or
(iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock or (iv) if no such quote is available, the per share price as determined by the Board of Directors.

     (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

          (i) Payment of the exercise price per share in cash by certified check at the time of exercise; or

          (ii) Payment by delivery of shares of Common Stock of the Company already owned by the optionee, which Common Stock shall be valued at Fair Market Value on the date of exercise or such other forms of cashless exercise acceptable to the Company and otherwise allowable under applicable regulations of the Internal Revenue Service; or

          (iii) Payment by a combination of the methods of payment specified in Subsections 6(c)(i) and 6(c)(ii) above.

     (d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

     (e) All options granted under the Director Plan shall be non-qualified stock options, which do not qualify as incentive stock options within the meaning of Section 422A(b), or any successor section, of the Internal Revenue Code of l986, as amended.

7.   RIGHT OF COMPANY TO TERMINATE SERVICES
     AS A NON-EXECUTIVE DIRECTOR

     Nothing contained in the Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director at any time, with or without cause.

8.   NONALIENATION OF BENEFITS

     No right or benefit under the Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     The Stock Option Agreements evidencing options may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Director Plan and the number of shares subject to non-discretionary grants pursuant to Section 5 hereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

l0.  TERMINATION AND AMENDMENT OF PLAN

     Unless the Director Plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the Director Plan after August 1, 2008. The Board may at any time, but not more than once every six months except to comply with changes in the Internal Revenue Code, amend, alter, suspend or terminate the Director Plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 9 hereof) the maximum number of shares which may be issued under the Director Plan; (ii) extend the term of the Director Plan; (iii) materially increase the requirements as to eligibility for participation in the Director Plan; or (iv) materially increase the benefits accruing to participants under the Director Plan. No termination, modification or amendment of the Director Plan or any outstanding Stock Option Agreement may, without the consent of the Non-Executive Director or Advisor to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

l1.  EFFECTIVENESS OF THE PLAN

     The Director Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the Director Plan prior to such approval shall be expressly subject to the condition that the Director Plan shall have been so approved. Unless the Director Plan shall be so approved, the Director Plan and all options theretofore made thereunder shall be and become null and void.

l2.  GOVERNMENT AND OTHER REGULATIONS

     The obligation of the Company with respect to options shall  be subject to
(i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of l933, and
(ii) the rules and regulations of any securities exchange on which the Common Stock may be listed and (iii) the Internal Revenue Code and related regulations.

l3.  GOVERNING LAW

     The Director Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

--------------------------------------------------------------------------------
                                                                      PROXY CARD

                            CASH TECHNOLOGIES, INC.

                 ANNUAL MEETING OF STOCKHOLDERS--JUNE 21, 1999

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

  Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

  IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF SIX DIRECTORS; (ii) THE PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN TO INCREASE 1996 STOCK OPTION PLAN BY 200,000 SHARES OF COMMON STOCK; AND (iii) THE ADOPTION OF THE NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN.

  Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

                            Dated:                                       , 1999
                                  ---------------------------------------

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Print Name

                            (Please date and sign exactly as accounts. Each joint owner should sign. Executors, administrators, trustees, etc. should also so indicate when signing.)

                            The proxy is solicited on behalf of the Board of Directors. Please sign and return in the enclosed envelope.

--------------------------------------------------------------------------------

[X]  Please mark your
     votes as in this
     example.


                                                      WITHHOLD
                              FOR                     AUTHORITY
                       all Nominees listed        to vote for all
I. Election of       below (except as marked    nominees listed below
   Directors          to the contrary below)
                              [_]                        [_]

Set forth below are the names of nominees who will be elected to serve until the next annual meeting of shareholders.

The undersigned hereby appoints BRUCE KORMAN and RICHARD MILLER and each of them, proxies, with full powers of substitution to each to vote all shares of Common Stock of CASH TECHNOLOGIES, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on June 21, 1999 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

Bruce Korman                Richard Miller               Robin Richards
Robert B. Fagenson          Vincent A. Carrino           Edward G Harshfield

                                                          FOR   AGAINST  ABSTAIN
II.  Proposal to Amend the 1996 Stock Option Plan by
     increasing the number of shares of Common Stock      [_]     [_]      [_]
     reserved for issuance under the 1996 Stock Option
     Plan by 200,000 shares.

III. Proposal to Adopt the Non-Executive Director         [_]     [_]      [_]
     Stock Option Plan.


AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated May 14, 1999, receipt of which is hereby acknowledged.